UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 10, 2024

Date of Report (Date of earliest event reported)

ALPHA STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41153	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Broad Street, 5th Floor, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 837-7977

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/7 of an ordinary share	ALSAU	The Nasdaq Stock Market LLC
Ordinary Share, par value $0.001	ALSA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half of an ordinary share	ALSAW	The Nasdaq Stock Market LLC
Rights, each to receive one-seventh (1/7) of one ordinary share	ALSAR	The Nasdaq Stock Market LLC

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 10, 2024, Alpha Star Acquisition Corporation, a Cayman Islands exempted company (“Alpha Star” or the “Company”) held an Extraordinary General Meeting of its shareholders. At the Extraordinary General Meeting, the shareholders approved certain amendments to Alpha Star’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) as described in further detail in Item 5.07 of this Current Report on Form 8-K. The proposed amendments to the Company’s Amended and Restated Memorandum and Articles of Association approved by the Company’s shareholders were to (i) extend the date by which Alpha Star must consummate a business combination to September 15, 2024 (the “Extension Amendment Proposal”); (ii) allow the Company to undertake an initial business combination with an entity or business (“Target Business”), with a physical presence, operation, or other significant ties to China (a “China-based Target”) or which may subject the post-business combination business or entity to the laws, regulations and policies of China (including Hong Kong and Macao), or an entity or business that conducts operations in China through variable interest entities, or VIEs, pursuant to a series of contractual arrangements (“VIE Agreements”) with the VIE and its shareholders on one side, and a China-based subsidiary of the China-based Target (the “WFOE”), on the other side (the “Target Limitation Amendment Proposal”); and (iii) eliminate the limitation that the Company shall not redeem its public shares to the extent that such redemption would result in the ordinary shares, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to a Business Combination (the “Redemption Limitation Amendment Proposal”).

The Extension Amendment Proposal, the Target Limitation Amendment Proposal, and the Redemption Limitation Amendment Proposal are described in more detail in Alpha Star’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 21, 2023 (the “Proxy Statement”). The final voting results for each of the proposals are indicated below. On January 10, 2024, following the approval of the proposals described above, the Company adopted the amendments to the Amended and Restated Memorandum and Articles of Association. The foregoing description is qualified in its entirety by reference to the amendments to the Amended and Restated Memorandum and Articles of Association, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, there were 10,315,138 ordinary shares of Alpha Star present in person or represented by proxy, representing 84.08% of the outstanding ordinary shares of Alpha Star as of December 7, 2023, the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business. At the Extraordinary General Meeting, each of the proposals described below was approved by the Company’s shareholders of record. The final results for the votes regarding each proposal are set forth in the following tables. Each of the proposals is described in detail in the Company’s Proxy Statement.

Proposal 1 (Extension Proposal):

Approval of amending Alpha Star’s Amended and Restated Memorandum and Articles of Association to extend the date by which Alpha Star must consummate a business combination (the “Extension”) to September 15, 2024 (the “Extended Date”) and reduce the amount of the fee to extend such time period, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2:

	For	Against	Abstain	Broker Non-Votes
Extension Proposal	9,337,062	978,076	0	0

1

Proposal 2 (Target Limitation Amendment Proposal):

Approval of amending Alpha Star’s Amended and Restated Memorandum and Articles of Association to allow the Company to undertake an initial business combination with an entity or business (“Target Business”), with a physical presence, operation, or other significant ties to China (a “China-based Target”) or which may subject the post-business combination business or entity to the laws, regulations and policies of China (including Hong Kong and Macao), or an entity or business that conducts operations in China through variable interest entities, or VIEs, pursuant to a series of contractual arrangements (“VIE Agreements”) with the VIE and its shareholders on one side, and a China-based subsidiary of the China-based Target (the “WFOE”), on the other side (a “China-based Target”):

	For	Against	Abstain	Broker Non-Votes
Target Limitation Amendment Proposal	9,337,062	978,076	0	0

Proposal 3 (Redemption Limitation Amendment Proposal):

Approval of amending Alpha Star’s Amended and Restated Memorandum and Articles of Association to eliminate (i) the limitation that the Company shall not redeem its public shares to the extent that such redemption would result in the ordinary shares, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to a Business Combination (the “Redemption Limitation”) and (ii) the limitation that the company shall not consummate a Business Combination if the Redemption Limitation is exceeded:

	For	Against	Abstain	Broker Non-Votes
Redemption Limitation Amendment Proposal	9,337,062	978,076	0	0

Proposal 4 (“Adjournment Proposal”):

Approval of an adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies:

	For	Against	Abstain	Broker Non-Votes
Adjournment Proposal	9,337,062	978,076	0	0

Because other proposals had received the requisite approval, this Proposal 4 was rendered moot and not voted at the Extraordinary General Meeting.

In connection with the votes to amend the Company’s Amended and Restated Memorandum and Articles of Association, a total of 3,319,923 shares were presented for redemption at the Extraordinary General Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendments to Amended and Restated Memorandum and Articles of Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of January 12, 2024 by the undersigned hereunto duly authorized.

ALPHA STAR ACQUISITION CORPORATION

By:	/s/ Zhe Zhang
Zhe Zhang, Chief Executive Officer

3